Exhibit 99


                                 March 13, 2002


Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

         We have read the statements made by Emergent Group, Inc. (the "Company") (File No. 0-21475) which we understand will be filed with the Securities and Exchange Commission (the "Commission"), pursuant to the requirements of Item 4 of Form 8-K, as part of the Company's Current Report on Form 8-K, to be filed with the Commission. We agree with the statements made concerning Arthur Andersen LLP in such Form 8-K.

                                   Sincerely,

                                                         /s/ Arthur Andersen LLP